Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and governmental agencies and executive orders, including with respect to tariffs, immigration, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (CRE) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the SEC) or Public Company Accounting Oversight Board; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”), including the possibility that the merger may be more difficult or expensive to integrate than anticipated and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor or depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

# 2Q25 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

| | Diluted EPS | Return on Average Assets | Return on Avg. Tangible Common Equity[1] | Efficiency Ratio[1] | Nonperforming Assets to Total Assets |
|---|---|---|---|---|---|
| Reported | $0.38 | 0.90% | 10.93% | 52.6% | 0.19% |
| Adjusted[1] | $0.37 | 0.88% | 10.74% | 51.5% | |

| | |
|---|---|
| **NIM Expansion and Revenue Growth** | • Net interest margin (NIM) of 2.62%, up 11 bps from 1Q25; core NIM[1] of 2.49%, up 12 bps from 1Q25<br>• Net interest income increased $2.2M, or 7.4%, from 1Q25<br>• Noninterest income increased $1.5M, or 74.5%, from 1Q25<br>• Efficiency ratio[1] of 52.6%, down from 55.5% in 1Q25; adjusted efficiency ratio[1] of 51.5%, down from 53.7% in 1Q25 |
| **Robust Balance Sheet Growth** | • Loan balances increased $126M, or 12.5% annualized, from 1Q25<br>• Total deposit balances increased $74M, or 7.2% annualized, from 1Q25; core deposit[2] balances increased $16M, or 2.1% annualized<br>• Loan-to-deposit ratio of 97.9%, up from 96.6% at March 31, 2025 |
| **Strong Asset Quality Profile** | • Annualized net charge-offs to average loans of 0.00%, in line with 1Q25<br>• Nonperforming assets to total assets of 0.19% vs. 0.20% in 1Q25<br>• Well-reserved with allowance to total loans of 1.35%, up 1 bp from March 31, 2025 |
| **Focus on Creating Shareholder Value** | • Tangible book value per share[1] of $14.21, up 9.2% annualized from 1Q25<br>• Common Equity Tier 1 Ratio of 9.03%, inline with March 31, 2025<br>• Repurchased 122,704 shares of common stock at an aggregate purchase price of $1.6 million (average price of $12.80 per share)<br>• Completed offering of $80.0M of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035 |
| **Non-Core Items** | • Merger-related expenses of $540K<br>• Sold $58.5M of securities acquired from FMCB for a gain of $474K<br>• FHLB prepayment income of $301K (other noninterest income) |

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

3

# Consistent Tangible Book Value Per Share Outperformance

BRIDGEWATER BANCSHARES, INC.

**Tangible Book Value Per Share[1] Growth Resumed in 2025 Following the Acquisition of First Minnetonka City Bank in 4Q24**



214%
85%
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
BWB
Peer Bank Average²

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 with growth rate through 1Q25 (Source: S&P Capital IQ)

4

# NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

## Net Interest Income and Margin Trends



2.24%
2.24%
2.32%
2.51%
2.62%
2.17%
2.16%
2.24%
2.37%
2.49%
$24,996
$25,599
$26,967
$30,208
$32,452
$767
$968
$747
$91
$965
$719
$618
$1,019
$24,229
$24,631
$26,129
$28,524
$30,815
2Q24
3Q24
4Q24
1Q25
2Q25
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin[1]
Core Net Interest Margin[1,2]

## Net Interest Margin Roll-forward



2.51%
0.02%
(0.03)%
0.18%
0.04%
(0.05)%
(0.03)%
(0.02)%
2.62%
Core NIM[2] up 12 bps
NIM (1Q25)
Loan Fees
Purchase Accounting Accretion
Loans
Deposits
Borrow-ings
Cash and Invest-ments
Other
NIM (2Q25)

## 2Q25 Net Interest Income / Net Interest Margin Commentary

### Net Interest Income

- Net interest income growth of 7% from 1Q25, driven by NIM expansion and average earning asset growth
- Included $618K of purchase accounting accretion income
- Higher loan fees as loan payoffs increased from 1Q25

### Net Interest Margin

- NIM expansion of 11 bps in 2Q25 driven by higher loan yields as the loan portfolio reprices higher in the current environment
- 2Q25 NIM of 2.62% included 5 bps related to purchase accounting accretion

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
Dollars in thousands

5

6 Loans Reprice Higher as Funding Costs Stabilize $2,984 $3,089 $3,121 $3,322 $3,344 $692 $710 $718 $461 $767 $774 $403 $444 $448 $505 $4,137 $4,202 $4,283 $4,537 $4,623 3.49% 3.54% 3.38% 3.17% 3.19% 2Q24 3Q24 4Q24 1Q25 2Q25 $3,772 $3,722 $3,731 $3,899 $4,065 5.50% 5.57% 5.55% 5.61% 5.74% 5.42% 5.47% 5.47% 5.50% 5.59% 2Q24 3Q24 4Q24 1Q25 2Q25 $3,676 $3,799 $3,840 $4,089 $4,119 3.46% 3.58% 3.40% 3.18% 3.16% 2Q24 3Q24 4Q24 1Q25 2Q25 Core Loan Yield2 $673 $700 $752 $804 $767 4.94% 5.01% 4.86% 4.79% 4.86% 2Q24 3Q24 4Q24 1Q25 2Q25 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Funds Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions Loans Continued to Reprice Higher Deposit Costs Stabilized Following 2024 Rate Cuts Sold a Portion of FMCB’s Securities Portfolio in 2Q25 Total Funding Costs Stabilized

7 Positive Profitability Trends Continue PPNR ROA1 $24,996 $25,599 $26,967 $30,208 $32,452 $1,763 $1,522 $2,533 $2,079 $3,627 $26,759 $27,121 $29,500 $32,287 $36,079 2Q24 3Q24 4Q24 1Q25 2Q25 $10,900 $11,389 $12,688 $14,150 $16,363 $8,115 $8,675 $8,204 $9,633 $11,520 0.94% 0.96% 1.05% 1.13% 1.27% 0.98% 1.09% 1.18% 1.31% 0.70% 0.73% 0.68% 0.77% 0.90% 0.68% 0.75% 0.71% 0.80% 0.88% 2Q24 3Q24 4Q24 1Q25 2Q25 PPNR Net Income 1 ROA 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands 2Q25 noninterest income included a $474K gain on sale of FMCB securities and $301K of FHLB prepayment income Adj. PPNR ROA1 Adj. ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Revenue Growth Net Interest Income Noninterest Income Swap Fees % of Non Int Income $ - 0% $ 26 2% $ 521 21% $ 42 2% $ 938 26%

8 A Highly Efficient Business Model 1.31% 1.36% 1.41% 1.43% 0.02% 0.04% 1.35% 1.33% 0.04% 0.04% 1.40% 1.45% 1.47% 58.7% 58.0% 56.8% 55.5% 52.6% 57.2% 55.2% 53.7% 51.5% 2Q24 3Q24 4Q24 1Q25 2Q25 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio3 Peer median efficiency ratio of 60%1 in 1Q25 Increase in 2Q25 Other NIE includes higher FDIC insurance assessments and charitable contributions Salary and Employee Benefits Occupancy Technology Professional and Consulting 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) 2 Annualized 3 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Other Adjustment Factors / Avg. Assets2 Efficiency Ratio3 Merger-Related $9,675 $9,851 $10,431 $11,339 $11,363 $1,092 $1,069 $1,172 $1,234 $1,274 $1,284 $1,208 $1,322 $1,590 $1,596 $852 $926 $769 $911 $1,043 $2,636 $2,482 $2,630 $2,497 $3,125 $224 $488 $565 $540 $15,539 $15,760 $16,812 $18,136 $18,941 2Q24 3Q24 4Q24 1Q25 2Q25 Improving Efficiency Ratio Driven by Strong Revenue Growth Well-Controlled Expense Growth Supporting Larger Balance Sheet

9 Continued Core Deposit Momentum 18% 19% 20% 19% 19% 20% 22% 21% 20% 19% 25% 26% 31% 33% 34% 10% 9% 8% 8% 8% 27% 24% 20% 20% 20% $3,808 $3,747 $4,087 $4,162 $4,237 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • 2Q25 deposit growth of $74M, or 7.2% annualized (7.4% YTD) • 2Q25 core deposit growth1 of $16M, or 2.1% annualized (5.2% YTD) • Core deposit growth not always linear due to nature of the deposit base • 2Q is typically a seasonally low quarter for core deposit growth Strong Deposit Growth Trends Support Loan Growth Outlook 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Positive Core Deposit1 Growth Momentum Over Time $2,890 $217 $2,470 $2,515 $2,585 $2,547 $2,637 $2,585 $2,678 $3,107 $3,170 $3,186 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 More Favorable Deposit Mix Core Deposits Acquired Core Deposits1

# Robust Loan Growth Trends Continue

Bridgewater Bancshares, Inc.

## Three Consecutive Quarters of Robust Organic Loan Growth



$3,800
$3,686
$3,869
$117
$3,752
$4,020
$4,146
2Q24
3Q24
4Q24
1Q25
2Q25
Gross Loans
Acquired Gross Loans

## Strong Loan Pipeline Drives Continued Growth

- 2Q25 loan growth of $126M, or 12.5% annualized
- YTD loan growth of $277M, or 14.5% annualized
- Loan originations remain at elevated levels
- Loan payoffs up 42% from 1Q25
- Loan pipeline remains near highest level since 2022
- Loan-to-deposit ratio of 97.9%, within target range of 95% to 105%

## Loan Growth Outlook

Near-term loan growth will depend on a variety of factors, including:

- **Market and economic conditions** – economic uncertainty including the interest rate environment
- **Loan demand** – M&A disruption and strong pipelines to support near-term growth, but economic uncertainty and increased competition could impact demand going forward
- **Loan payoffs and paydowns** – pace of loan payoffs will continue to impact loan growth
- **Core deposit growth** – recent core deposit momentum provides additional liquidity for more offensive-minded loan growth while remaining within target loan-to-deposit ratio range

Dollars in millions

10

11 New Loan Originations Remain Strong Strong Loan Pipeline Translating into New Originations $91 $60 $189 $221 $217 $50 $46 $68 $49 $58 $141 $106 $257 $270 $275 2Q24 3Q24 4Q24 1Q25 2Q25 New Originations Advances Loan Payoff Activity Continues $105 $163 $155 $86 $122 $45 $54 $38 $55 $45 $150 $217 $193 $141 $167 2Q24 3Q24 4Q24 1Q25 2Q25 Payoffs Amortization/Paydowns Dollars in millions $4,020 $217 $58 $18 $(122) $(45) $4,146 Gross Loans (1Q25) New Originations Advances Net Revolving Lines of Credit Payoffs Amort. / Paydowns Gross Loans (2Q25) 2Q25 Loan Growth Roll-forward

12 Well-Diversified Loan Portfolio with Multifamily Expertise $(5) $(3) $1 $2 $8 $20 $21 $82 Dollars in millions CRE NOO 27.4% Multifamily 37.5% C&D 4.2% 1-4 Family Mortgage 11.4% CRE OO 4.7% C&I 13.3% Leases 1.1% Consumer & Other 0.4% Loan Mix by Type $4.1 Billion • CRE nonowner occupied growth across most property types • Increased construction & development commitments in 2024 leading to renewed balance sheet growth in 2025 • Remain comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations, given portfolio performance and expertise 2Q25 Loan Growth by Type (vs. 1Q25) Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Nonowner Occupied CRE Owner Occupied Consumer & Other Leases

# Managing Multifamily and Office-Related Risk

Bridgewater Bancshares, Inc.

**Strong Multifamily Track Record**

| Average Loan Size | Weighted Average LTV | NPLs/ Loans | NCOs (since 2005) |
|---|---|---|---|
| $3.4M | 67% | 0.07% | $62K |

**Well-Managed CRE NOO Office Portfolio[1] With Limited CBD Exposure**

| Percent of Total Loans | Average Loan Size | Weighted Average LTV |
|---|---|---|
| 5.2% | $2.5M | 61% |

**Multifamily Lending Focus in Stable Twin Cities Market**

- Bank of choice in the Twin Cities with expertise and differentiated service model
- Greater tenant diversification compared to other asset classes
- Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth
- Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing

**National Affordable Housing Expertise**

- Leveraging affordable housing expertise to support communities in the Twin Cities and across the country
  - **$581M** affordable housing portfolio
  - **15%** year-over-year growth
  - **24%** of the portfolio located outside of Minnesota

**CRE NOO Office by Geography**



Greater MN 2%
Out-of-State (non-CBD) 10%
Minneapolis -St. Paul (non-CBD) 19%
$214M
Minneapolis- St. Paul (CBD) 13%
Twin Cities Suburban 56%

- Majority of CRE NOO office exposure in the Twin Cities suburbs
- Only 4 loans totaling $28M located in Minnesota CBDs, with one moved to nonaccrual in 1Q25
- Only 4 loans totaling $22M outside of Minnesota (non-CBD), consisting of projects for existing local clients

[1] Excludes medical office of $87 million at June 30, 2025
Data as of June 30, 2025

13

14 Asset Quality Remains Strong 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $(2) $931 $305 $11 $1 0.00% 0.10% 0.03% 0.00% 0.00% 2Q24 3Q24 4Q24 1Q25 2Q25 Net Charge-Offs Low net charge-off history Net Charge-offs (recoveries) % of Average Loans (annualized) $51,949 $51,018 $52,277 $53,766 $55,765 1.37% 1.38% 1.35% 1.34% 1.35% 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.17%1 Allowance for Credit Losses % of Gross Loans $678 $8,812 $301 $10,290 $10,134 0.01% 0.19% 0.01% 0.20% 0.19% 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming Assets2 NPAs remain low despite one CBD office loan moving to nonaccrual in 1Q25 NPAs % of Assets

Modest Migration to Watch/Special Mention and Substandard Multifamily 89.3% CRE NOO Other 1.7% CRE OO 5.4% C&I 3.6% $53 Million Watch/Special Mention List Loans Substandard Loans C&I 28.5% CRE NOO Office CRE 19.2% NOO Hotels 6.5% CRE NOO Retail 4.5% CRE NOO Other 6.2% Multifamily 25.9% CRE OO 6.0% 1-4 Family 3.0% Other 0.2% $45 Million Watch/Special Mention Characteristics Loan Balances Outstanding $53,282 % of Total Loans, Gross 1.3% Number of Loans 15 Average Loan Size $3,552 % of Bank Risk-Based Capital 8.84% Substandard Characteristics Loan Balances Outstanding $44,986 % of Total Loans, Gross 1.1% Number of Loans 38 Average Loan Size $1,184 % of Bank Risk-Based Capital 7.46% $30,436 $31,991 $46,581 $38,346 $53,282 2Q24 3Q24 4Q24 1Q25 2Q25 $33,908 $31,637 $21,791 $31,587 $44,986 2Q24 3Q24 4Q24 1Q25 2Q25 Dollars in thousands 15

# Stable Capital Position to Support Growth

BRIDGEWATER BANCSHARES, INC.

## Capital Ratios Stabilize Following Acquisition



14.16%
14.62%
13.76%
13.62%
14.17%
9.66%
9.79%
9.45%
9.10%
9.14%
9.41%
9.75%
9.08%
9.03%
9.03%
7.90%
8.17%
7.36%
7.48%
7.40%
2Q24
3Q24
4Q24
1Q25
2Q25
Total Risk-Based Capital Ratio
Common Equity Tier 1 Capital Ratio
Tier 1 Leverage Ratio
Tangible Common Equity Ratio[1]

## Recent Capital Actions

- Completed offering of $80.0M of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035
- Net proceeds used to redeem $50.0M of outstanding 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 and for general corporate purposes
- Repurchased 122,704 shares of common stock in 2Q25 at an aggregate purchase price of $1.6 million (average price of $12.80 per share); $13.1M remaining under current share repurchase authorization as of June 30, 2025
- Extended the expiration date of the current share repurchase authorization from August 20, 2025 to August 26, 2026

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

## Capital Allocation Priorities

1. **Organic Growth**
   Drive profitability by supporting a proven organic loan growth engine

2. **M&A**
   Review and evaluate M&A opportunities that complement BWB's business model

3. **Share Repurchases**
   Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital

4. **Dividends**
   Have not historically paid a common stock dividend given loan growth opportunities

16

17 Near-Term Expectations • Mid-to-high single digit loan growth in 2H25, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Slight NIM expansion in 3Q25 due to headwinds from subordinated debt refinance and lower accretion income • Loan yield repricing and potential interest rate cuts likely to drive ongoing margin expansion in future quarters • Continued net interest income growth due to NIM expansion and loan growth outlook • Dependent on pace of additional rate cuts and shape of the yield curve Net Interest Margin • High-teen noninterest expense growth for full-year 2025 (excluding merger-related expenses) • Continued investments in people and technology initiatives • Alignment of provision expense with loan growth and overall asset quality Expenses • Maintain stable capital levels in the current environment given the stronger growth outlook • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

18 2025 Strategic Priorities Return to More Normalized Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Leverage Technology to Support Business Growth Execute on M&A Integration and Readiness Initiatives • Well positioned given efforts to optimize the balance sheet in 2024, including strong core deposit growth and reduced loan-to-deposit ratio • Leverage increased loan demand due to the more favorable interest rate environment • Continue to align loan growth with core deposit growth over time • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Utilize the expanded branch footprint, including two branches acquired from FMCB and anticipated 2026 opening of a de novo branch in Lake Elmo, MN • Focus on expanding targeted verticals, including affordable housing, women business leaders, and cannabis • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Implement upgraded retail and small business online banking solution • Optimize recent technology investments, including the nCino commercial loan origination system and new CRM platform, as well as new AI tools to create efficiencies and enhance the client experience • Successfully complete systems integration of FMCB • Evaluate additional M&A opportunities that support BWB’s business model and growth outlook • Leverage recent M&A experience to optimize readiness and execution of future M&A opportunities Year-to-Date Progress (2Q25) • Loan growth of 14.5% annualized • Core deposit growth1 of 5.2% annualized • Affordable housing growth of $74M, or 29.4% annualized • C&I growth of 20.9% annualized • Preparing for upgraded retail and small business online banking rollout later in 3Q25 • Preparing for FMCB systems conversion in 3Q25 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

19 APPENDIX

# Interest Rate Sensitivity

BRIDGEWATER BANCSHARES, INC.

## Estimated Change in NII From Immediate Interest Rate Shocks

**Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve**

| | 2Q24 | 3Q24 | 4Q24 | 1Q25 | 2Q25 |
|---|---|---|---|---|---|
| +200 bps | (3.2)% | (4.4)% | (3.1)% | (5.3)% | (2.4)% |
| +100 bps | (2.1)% | (2.4)% | (1.7)% | (2.7)% | (1.4)% |
| -100 bps | +3.3% | +3.1% | +3.1% | +4.0% | +3.1% |
| -200 bps | +6.3% | +6.5% | +6.7% | +8.8% | +7.2% |

## Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio
- $732M of fixed- and adjustable-rate loans scheduled to reprice over the next year
- Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time

## Funding Considerations

- Deposit base is more sensitive to changing interest rates
- Strong momentum in core deposit growth since March 2023
- Continue to supplement core deposits with wholesale funding to support loan growth over time
- Brokered deposits generally include call options to protect net interest margin as interest rates decline

## Funding Mix Repricing Lower Following Recent Rate Cuts

- $1.6B of funding tied to short-term rates, including $1.3B of immediately-adjustable deposits and $0.3B of derivative hedging
- $799M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.50%

20

# Well Positioned to Benefit in Rates-Down Environment

BRIDGEWATER BANCSHARES, INC.

## Loan Portfolio Mix



Adjustable, 15%
Variable, 18%
Fixed, 67%

37% of new loan originations YTD in 2025 were variable-rate

## Fixed-Rate Portfolio ($2.8B)

### Years to Maturity



$590
21%
$475
17%
$469
17%
$379
13%
$407
15%
$470
17%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years

| | Less Than 1 Year | 1 to 2 Years | 2 to 3 Years | 3 to 4 Years | 4 to 5 Years | 5+ Years |
|---|---|---|---|---|---|---|
| WA Yield | 5.65% | 4.86% | 5.47% | 5.35% | 5.91% | 4.16% |

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- **$590M** of fixed-rate loans maturing over the next year, with a weighted average yield of **5.65%**

## Variable-Rate Portfolio ($742M)

### Variable-Rate Loan Floors



2%
$11
4%
$19
$154
29%
$287
54%
$61
11%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 72% of variable-rate portfolio have rate floors, with 94% of the floors at or above 5%
- 100% of variable-rate loans are currently tied to SOFR or Prime

## Adjustable-Rate Portfolio ($619M)

### Adjustable-Rate Repricing/Maturity Schedule



$141
23%
$149
24%
$100
16%
$116
18%
$38
6%
$75
12%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years

| | Less Than 1 Year | 1 to 2 Years | 2 to 3 Years | 3 to 4 Years | 4 to 5 Years | 5+ Years |
|---|---|---|---|---|---|---|
| WA Yield | 4.43% | 4.59% | 4.65% | 5.02% | 6.82% | 4.56% |

- Adjustable-rate loans likely to reprice higher, even in a rates-down environment
- **$141M** of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of **4.43%**

Dollars in millions

21

22 High Quality Securities Portfolio AAA 20% AA 53% A 2% BBB 11% NR 14% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(43,522) $(39,161) $26,708 $16,119 $(15,320) $(14,228) 2Q24 2Q25 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.1 years • Average securities portfolio yield of 4.86% • AOCI / Total Risk-Based Capital of 2.3% vs. peer bank median of 5.6%2 1 Includes the tax-effected impact of $6,179 in 2Q24 and $5,738 in 2Q25 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) 34% 31% 32% 33% 36% 22% 17% 16% 15% 15% 23% 21% 17% 17% 18% 16% 22% 23% 20% 21% 15% 13% 12% 11% $601 $665 $768 $765 $744 2Q24 3Q24 4Q24 1Q25 2Q25 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) Other

11.3% 14.5% 13.2% 11.9% 12.4% 36.1% 34.2% 32.2% 34.0% 32.7% $2,222 $2,290 $2,296 $2,357 $2,385 2Q24 3Q24 4Q24 1Q25 2Q25 23 Ample Liquidity and Borrowing Capacity 1 Excludes $282M of pledged securities at June 30, 2025 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 1.8x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 6/30/2025 Change Cash and Cash Equivalents $ 4 8 $ 193 $ 145 Unpledged Securities1 549 462 (87) FHLB Capacity 391 491 100 FRB Discount Window 158 1,019 861 Unsecured Lines of Credit 208 200 (8) Secured Line of Credit 26 20 (6) Total $ 1,380 $ 2,385 $ 1,005 Available Balance

# Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

| | As of and for the quarter ended, | | | | |
|---|---|---|---|---|---|
| | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| **Pre-Provision Net Revenue:** | | | | | |
| Noninterest Income | $ 1,763 | $ 1,522 | $ 2,533 | $ 2,079 | $ 3,627 |
| Less: (Gain) Loss on Sales of Securities | (320) | 28 | - | (1) | (474) |
| Less: FHLB Advance Prepayment Income | - | - | - | - | (301) |
| Total Operating Noninterest Income | 1,443 | 1,550 | 2,533 | 2,078 | 2,852 |
| Plus: Net Interest Income | 24,996 | 25,599 | 26,967 | 30,208 | 32,452 |
| Net Operating Revenue | $ 26,439 | $ 27,149 | $ 29,500 | $ 32,286 | $ 35,304 |
| | | | | | |
| Noninterest Expense | 15,539 | 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| Total Operating Noninterest Expense | $ 15,539 | $ 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| | | | | | |
| Pre-provision Net Revenue | $ 10,900 | $ 11,389 | $ 12,688 | $ 14,150 | $ 16,363 |
| | | | | | |
| Plus: Non-Operating Revenue Adjustments | 320 | (28) | - | 1 | 775 |
| Less: Provision for Credit Losses | 600 | - | 2,175 | 1,500 | 2,000 |
| Less: Provision for Income Taxes | 2,505 | 2,686 | 2,309 | 3,018 | 3,618 |
| Net Income | $ 8,115 | $ 8,675 | $ 8,204 | $ 9,633 | $ 11,520 |
| | | | | | |
| Average Assets | $ 4,646,517 | $ 4,709,804 | $ 4,788,036 | $ 5,071,446 | $ 5,162,182 |
| Pre-Provision Net Revenue Return on Average Assets | 0.94% | 0.96% | 1.05% | 1.13% | 1.27% |
| | | | | | |
| **Adjusted Pre-Provision Net Revenue:** | | | | | |
| Net Operating Revenue | $ 26,439 | $ 27,149 | $ 29,500 | $ 32,286 | $ 35,304 |
| | | | | | |
| Noninterest Expense | $ 15,539 | $ 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| Less: Merger-related Expenses | - | (224) | (488) | (565) | (540) |
| Adjusted Total Operating Noninterest Expense | $ 15,539 | $ 15,536 | $ 16,324 | $ 17,571 | $ 18,401 |
| | | | | | |
| Adjusted Pre-Provision Net Revenue | $ 10,900 | $ 11,613 | $ 13,176 | $ 14,715 | $ 16,903 |
| Adjusted Pre-Provision Net Revenue Return on Average Assets | 0.94% | 0.98% | 1.09% | 1.18% | 1.31% |
| | | | | | |
| **Core Net Interest Margin** | | | | | |
| Net Interest Income (Tax-equivalent Basis) | $ 25,288 | $ 25,905 | $ 27,254 | $ 30,464 | $ 32,770 |
| | | | | | |
| Less: | | | | | |
| Loan Fees | (767) | (968) | (747) | (719) | (1,019) |
| Purchase Accounting Accretion: | | | | | |
| Loan Accretion | - | - | - | (342) | (425) |
| Bond Accretion | - | - | (91) | (578) | (152) |
| Bank-Owned Certificates of Deposit Accretion | - | - | - | (7) | (4) |
| Deposit Certificates of Deposit Accretion | - | - | - | (38) | (37) |
| Total Purchase Accounting Accretion | - | - | (91) | (965) | (618) |
| | | | | | |
| Core Net Interest Income (Tax-equivalent Basis) | $ 24,521 | $ 24,937 | $ 26,416 | $ 28,780 | $ 31,133 |
| | | | | | |
| Average Interest Earning Assets | $ 4,545,920 | $ 4,595,521 | $ 4,682,841 | $ 4,928,283 | $ 5,019,058 |
| Core Net Interest Margin | 2.17% | 2.16% | 2.24% | 2.37% | 2.49% |

| | As of and for the quarter ended, | | | | |
|---|---|---|---|---|---|
| | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| **Core Loan Yield** | | | | | |
| Loan Interest Income (Tax-Equivalent Basis) | $ 51,592 | $ 52,118 | $ 52,078 | $ 53,979 | $ 58,122 |
| Less: | | | | | |
| Loan Fees | (767) | (968) | (747) | (719) | (1,019) |
| Loan Accretion | - | - | - | (342) | (425) |
| Core Loan Interest Income | $ 50,825 | $ 51,150 | $ 51,331 | $ 52,918 | $ 56,678 |
| | | | | | |
| Average Loans | $ 3,771,768 | $ 3,721,654 | $ 3,730,532 | $ 3,899,258 | $ 4,064,540 |
| Core Loan Yield | 5.42% | 5.47% | 5.47% | 5.50% | 5.59% |
| | | | | | |
| **Efficiency Ratio:** | | | | | |
| Noninterest Expense | $ 15,539 | $ 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| Less: Amortization Intangible Assets | (8) | (9) | (52) | (230) | (230) |
| Adjusted Noninterest Expense | $ 15,531 | $ 15,751 | $ 16,760 | $ 17,906 | $ 18,711 |
| | | | | | |
| Net Interest Income | $ 24,996 | $ 25,599 | $ 26,967 | $ 30,208 | $ 32,452 |
| Noninterest Income | 1,763 | 1,522 | 2,533 | 2,079 | 3,627 |
| Less: (Gain) Loss on Sales of Securities | (320) | 28 | - | (1) | (474) |
| Adjusted Operating Revenue | $ 26,439 | $ 27,149 | $ 29,500 | $ 32,286 | $ 35,605 |
| Efficiency Ratio | 58.7% | 58.0% | 56.8% | 55.5% | 52.6% |
| | | | | | |
| **Adjusted Efficiency Ratio:** | | | | | |
| Noninterest Expense | $ 15,539 | $ 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| Less: Amortization Intangible Assets | (8) | (9) | (52) | (230) | (230) |
| Less: Merger-related Expenses | - | (224) | (488) | (565) | (540) |
| Adjusted Noninterest Expense | $ 15,531 | $ 15,527 | $ 16,272 | $ 17,341 | $ 18,171 |
| | | | | | |
| Net Interest Income | $ 24,996 | $ 25,599 | $ 26,967 | $ 30,208 | $ 32,452 |
| Noninterest Income | 1,763 | 1,522 | 2,533 | 2,079 | 3,627 |
| Less: (Gain) Loss on Sales of Securities | (320) | 28 | - | (1) | (474) |
| Less: FHLB Advance Prepayment Income | | | | | (301) |
| Adjusted Operating Revenue | $ 26,439 | $ 27,149 | $ 29,500 | $ 32,286 | $ 35,304 |
| Adjusted Efficiency Ratio | 58.7% | 57.2% | 55.2% | 53.7% | 51.5% |
| | | | | | |
| **Adjusted Noninterest Expense to Average Assets:** | | | | | |
| Noninterest Expense | $ 15,539 | $ 15,760 | $ 16,812 | $ 18,136 | $ 18,941 |
| Less: Merger-related Expenses | - | (224) | (488) | (565) | (540) |
| Adjusted Noninterest Expense | $ 15,539 | $ 15,536 | $ 16,324 | $ 17,571 | $ 18,401 |
| | | | | | |
| Average Assets | $ 4,646,517 | $ 4,703,804 | $ 4,788,036 | $ 5,071,446 | $ 5,162,182 |
| Adjusted Noninterest Expense to Average Assets (ann.) | 1.35% | 1.31% | 1.36% | 1.41% | 1.43% |

Dollars in thousands

24

# Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

| | As of and for the quarter ended, | | | | |
|---|---|---|---|---|---|
| | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| **Tangible Common Equity / Tangible Assets** | | | | | |
| Total Shareholders' Equity | $ 439,241 | $ 452,200 | $ 457,935 | $ 468,975 | $ 476,282 |
| Less: Preferred Stock | (66,514) | (66,514) | (66,514) | (66,514) | (66,514) |
| Total Common Shareholders' Equity | 372,727 | 385,686 | 391,421 | 402,461 | 409,768 |
| Less: Intangible Assets | (2,797) | (2,789) | (19,832) | (19,602) | (19,372) |
| Tangible Common Equity | $ 369,930 | $ 382,897 | $ 371,589 | $ 382,859 | $ 390,396 |
| Total Assets | $ 4,687,035 | $ 4,691,517 | $ 5,066,242 | $ 5,136,808 | $ 5,296,673 |
| Less: Intangible Assets | (2,797) | (2,789) | (19,832) | (19,602) | (19,372) |
| Tangible Assets | $ 4,684,238 | $ 4,688,728 | $ 5,046,410 | $ 5,117,206 | $ 5,277,301 |
| Tangible Common Equity / Tangible Assets | 7.90% | 8.17% | 7.36% | 7.48% | 7.40% |
| **Return on Average Tangible Common Equity** | | | | | |
| Net Income Available to Common Shareholders | $ 7,101 | $ 7,662 | $ 7,190 | $ 8,620 | $ 10,506 |
| Average Shareholders' Equity | $ 435,585 | $ 443,077 | $ 455,949 | $ 465,408 | $ 471,700 |
| Less: Average Preferred Stock | (66,514) | (66,514) | (66,514) | (66,514) | (66,514) |
| Average Common Equity | 369,071 | 376,563 | 389,435 | 398,894 | 405,186 |
| Less: Effects of Average Intangible Assets | (2,802) | (2,794) | (4,412) | (19,738) | (19,504) |
| Average Tangible Common Equity | $ 366,269 | $ 373,769 | $ 385,023 | $ 379,156 | $ 385,682 |
| Return on Average Tangible Common Equity | 7.80% | 8.16% | 7.43% | 9.22% | 10.93% |

| | As of and for the quarter ended, | | | | |
|---|---|---|---|---|---|
| | June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
| **Adjusted Diluted Earnings Per Common Share** | | | | | |
| Net Income Available to Common Shareholders | $ 7,101 | $ 7,662 | $ 7,190 | $ 8,620 | $ 10,506 |
| Add: Merger-related Expenses | - | 224 | 488 | 565 | 540 |
| Less: FHLB Advance Prepayment Income | - | - | - | - | (301) |
| Less: (Gain) Loss on Sales of Securities | (320) | 28 | - | (1) | (474) |
| Total Adjustments | (320) | 252 | 488 | 564 | (235) |
| Less: Tax Impact of Adjustments | 76 | (59) | (107) | (135) | 56 |
| Adjusted Net Income Available to Common | $ 6,857 | $ 7,855 | $ 7,571 | $ 9,049 | $ 10,327 |
| Diluted Weighted Average Shares Outstanding | 27,748,184 | 27,904,910 | 28,055,532 | 28,036,506 | 27,998,008 |
| Adjusted Diluted Earnings Per Common Share | $ 0.25 | $ 0.28 | $ 0.27 | $ 0.32 | $ 0.37 |
| **Adjusted Return on Average Assets** | | | | | |
| Net Income | $ 8,115 | $ 8,675 | $ 8,204 | $ 9,633 | $ 11,520 |
| Add: Total Adjustments | (320) | 252 | 488 | 564 | (235) |
| Less: Tax Impact of Adjustments | 76 | (59) | (107) | (135) | 56 |
| Adjusted Net Income | $ 7,871 | $ 8,868 | $ 8,585 | $ 10,062 | $ 11,341 |
| Average Assets | $ 4,646,517 | $ 4,703,804 | $ 4,788,036 | $ 5,071,446 | $ 5,162,182 |
| Adjusted Return on Average Assets | 0.68% | 0.75% | 0.71% | 0.80% | 0.88% |
| **Equity** | | | | | |
| Adjusted Net Income Available to Common | $ 6,857 | $ 7,855 | $ 7,571 | $ 9,049 | $ 10,327 |
| Average Tangible Common Equity | $ 366,269 | $ 373,769 | $ 385,023 | $ 379,156 | $ 385,682 |
| Adjusted Return on Average Tangible Common | 7.53% | 8.36% | 7.82% | 9.68% | 10.74% |

Dollars in thousands

25

# Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

| Tangible Book Value Per Share | As of and for the quarter ended, December 31, 2016 | March 31, 2017 | June 30, 2017 | September 30, 2017 | December 31, 2017 | March 31, 2018 | June 30, 2018 | September 30, 2018 | December 31, 2018 | March 31, 2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| Book Value Per Common Share | $ 4.69 | $ 4.91 | $ 5.23 | $ 5.43 | $ 5.56 | $ 6.62 | $ 6.85 | $ 7.01 | $ 7.34 | $ 7.70 |
| Less: Effects of Intangible Assets | (0.16) | (0.16) | (0.16) | (0.16) | (0.16) | (0.13) | (0.12) | (0.12) | (0.12) | (0.12) |
| *Tangible Book Value Per Common Share* | $ 4.53 | $ 4.75 | $ 5.07 | $ 5.27 | $ 5.40 | $ 6.49 | $ 6.73 | $ 6.89 | $ 7.22 | $ 7.58 |
| Total Common Shares | 24,589,861 | 24,589,861 | 24,589,861 | 24,629,861 | 24,679,861 | 30,059,374 | 30,059,374 | 30,059,374 | 30,097,274 | 30,097,674 |

| Tangible Book Value Per Share | As of and for the quarter ended, June 30, 2019 | September 30, 2019 | December 31, 2019 | March 31, 2020 | June 30, 2020 | September 30, 2020 | December 31, 2020 | March 31, 2021 | June 30, 2021 | September 30, 2021 |
|---|---|---|---|---|---|---|---|---|---|---|
| Book Value Per Common Share | $ 7.90 | $ 8.20 | $ 8.45 | $ 8.61 | $ 8.92 | $ 9.25 | $ 9.43 | $ 9.92 | $ 10.33 | $ 10.73 |
| Less: Effects of Intangible Assets | (0.12) | (0.12) | (0.12) | (0.12) | (0.12) | (0.12) | (0.12) | (0.12) | (0.12) | (0.11) |
| *Tangible Book Value Per Common Share* | $ 7.78 | $ 8.08 | $ 8.33 | $ 8.49 | $ 8.80 | $ 9.13 | $ 9.31 | $ 9.80 | $ 10.21 | $ 10.62 |
| Total Common Shares | 28,986,729 | 28,781,162 | 28,973,572 | 28,807,375 | 28,837,560 | 28,710,775 | 28,143,493 | 28,132,929 | 28,162,777 | 28,066,822 |

| Tangible Book Value Per Share | As of and for the quarter ended, December 31, 2021 | March 31, 2022 | June 30, 2022 | September 30, 2022 | December 31, 2022 | March 31, 2023 | June 30, 2023 | September 30, 2023 | December 31, 2023 | March 31, 2024 |
|---|---|---|---|---|---|---|---|---|---|---|
| Book Value Per Common Share | $ 11.09 | $ 11.12 | $ 11.14 | $ 11.44 | $ 11.80 | $ 12.05 | $ 12.25 | $ 12.47 | $ 12.94 | $ 13.30 |
| Less: Effects of Intangible Assets | (0.11) | (0.11) | (0.11) | (0.11) | (0.11) | (0.10) | (0.10) | (0.10) | (0.10) | (0.10) |
| *Tangible Book Value Per Common Share* | $ 10.98 | $ 11.01 | $ 11.03 | $ 11.33 | $ 11.69 | $ 11.95 | $ 12.15 | $ 12.37 | $ 12.84 | $ 13.20 |
| Total Common Shares | 28,206,566 | 28,150,389 | 27,677,372 | 27,587,978 | 27,751,950 | 27,845,244 | 27,973,995 | 28,015,505 | 27,748,965 | 27,589,827 |

| Tangible Book Value Per Share | As of and for the quarter ended, June 30, 2024 | September 30, 2024 | December 31, 2024 | March 31, 2025 | June 30, 2025 |
|---|---|---|---|---|---|
| Book Value Per Common Share | $ 13.63 | $ 14.06 | $ 14.21 | $ 14.60 | $ 14.92 |
| Less: Effects of Intangible Assets | (0.10) | (0.10) | (0.72) | (0.71) | (0.71) |
| *Tangible Book Value Per Common Share* | $ 13.53 | $ 13.96 | $ 13.49 | $ 13.89 | $ 14.21 |
| Total Common Shares | 27,348,049 | 27,425,690 | 27,552,449 | 27,560,150 | 27,470,283 |

26